UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2023 (July 18, 2023)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On July 18, 2023, Synchronoss Technologies, Inc. (the “Company”) entered into an agreement (the “Change Request”) with Verizon Sourcing LLC, on behalf of itself and for the benefit of their Affiliates (as defined therein) (individually and collectively, “Verizon”) to amend the terms of Statement of Work No. 1, as amended (“SOW No. 1”) under the existing Application Service Provider Agreement dated April 1, 2013 between the Company and Verizon, as amended (the “Original Agreement”).

The Change Request, among other things, provides for a seven-year contract until June 30, 2030, which term will automatically renew for two additional two-year periods unless Company or Verizon provides notice of non-renewal, most favored pricing terms for Verizon, and a commitment from the Company for investment in the personal cloud product.

In addition, on July 18, 2023, the Company entered into an agreement (the “Amendment”) with Verizon to amend the terms of the Original Agreement.

The Amendment, among other things, provides for modifications to the existing software escrow provision.

The foregoing descriptions of the Change Request and the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Change Request and the Amendment, filed as exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing the Change Request and the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description	Filed Herewith
10.1*	Change Request No. 19 effective July 18, 2023 to SOW No. 1 Application Service Provider Agreement effective as of April 1, 2013 by and between the Registrant and Verizon Sourcing LLC.	x
10.2*	Amendment 2 to the Application Service Provider Agreement effective as of July 18, 2023 by and between Registrant and Verizon Sourcing LLC effective as of April 1, 2013.	x
99.1	Press Release of Synchronoss Technologies, Inc. dated July 19, 2023.	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2023

Synchronoss Technologies, Inc.
/s/ Jeffrey Miller
Name:	Jeffrey Miller
Title:	Chief Executive Officer
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